                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFILIATES

     THE FOLLOWING ARE THE SUBSIDIARIES AND AFFILIATED CORPORATIONS OF THE
                          COMPANY AT DECEMBER 31, 2003
     CERTAIN SUBSIDIARIES HAVE BEEN OMITTED SINCE THEY ARE NOT SIGNIFICANT
                               IN THE AGGREGATE.

                                                                                         STATE OR JURISDICTION
                                                                                             OF INCORPORATION
                                                                                             OR ORGANIZATION
                                                                                    -------------------------------
ELI LILLY AND COMPANY                                                               INDIANA

       ELI LILLY INTERAMERICA, INC.                                                 INDIANA
           ELI LILLY DO BRASIL LIMITADA                                             BRAZIL
                   ELANCO QUIMICA LIMITADA                                          BRAZIL

           ELI LILLY INTERAMERICA INC., Y COMPANIA LIMITADA                         CHILE

       STC PHARMACEUTICALS, INC.                                                    INDIANA
       LILLY ICOS L.L.C.                                                            DELAWARE
       SCIENTEUR CORPORATION                                                        INDIANA
       INNOCENTIVE, INC                                                             DELAWARE

       LE HESTON ENERGY, LLC                                                        DELAWARE
       DISTA, INC.                                                                  INDIANA
       ELI LILLY DE CENTRO AMERICA, S.A.                                            GUATEMALA
           ELI LILLY DE CENTRO AMERICA, SOCIEDAD ANONIMA                            COSTA RICA

       ELI LILLY Y COMPANIA DE MEXICO, S.A. DE C.V.                                 MEXICO
       DISTA MEXICANA, S.A. DE C.V.                                                 MEXICO
       ELI LILLY DE MEXICO, S.A. DE C.V.                                            MEXICO
       ELI LILLY INDUSTRIES, INC.                                                   DELAWARE
           DEL SOL FINANCIAL SERVICES, INC.                                         BRITISH V.I.
                   LILLY DEL CARIBE, INC.                                           CAYMAN ISLS.
                       VOLIRA INVESTMENT CO.                                        CAYMAN ISLS.

       GENESIS MERGER SUB, INC.                                                     DELAWARE
       CONTROL DIABETES SERVICES, INC.                                              INDIANA
       INTEGRATED MEDICAL SYSTEMS, INC.                                             COLORADO
       ELCO DOMINICANA, S.A.                                                        DOMINICAN REP.
       ELCO INTERNATIONAL SALES CORPORATION                                         VIRGIN IS.-US
       ELI LILLY FINANCE S.A.                                                       SWITZERLAND
       LILLY DEL MAR, INC.                                                          BRITISH VIRGIN ISLANDS
       LILLY GLOBAL SERVICES, INC.                                                  INDIANA
       LILLY SYSTEMS BIOLOGY PTE LTD                                                SINGAPORE
       ELI LILLY SPAIN HOLDING ETVE, S.L.                                           SPAIN

           ELI LILLY NEDERLAND HOLDING B.V.                                         NETHERLANDS
               ELI LILLY AND COMPANY (TAIWAN), INC.                                 TAIWAN

       ELI LILLY HOLDING COMPANY LTD.                                               UK
           ELI LILLY HOLDING GMBH                                                   GERMANY

       ELI LILLY FUNDING LTD.                                                       HONG KONG
       ELI LILLY INTERNATIONAL CORPORATION                                          INDIANA
           ELI LILLY IRAN, S.A.                                                     IRAN
           ELCO INSURANCE COMPANY, LTD.                                             BERMUDA

           ELI LILLY HOLDINGS LTD                                                   ENGLAND
                   ELI LILLY GROUP LIMITED                                          ENGLAND
                       ELI LILLY & CO. LTD.                                         ENGLAND
                           DISTA PRODUCTS LIMITED                                   ENGLAND
                           ELI LILLY & CO (IRELAND) TRUSTEE LIMITED                 IRELAND
                           LILLY INDUSTRIES LIMITED                                 ENGLAND
                           LILLY RESEARCH CENTRE LIMITED                            ENGLAND
                           ELANCO PRODUCTS LIMITED                                  ENGLAND
                           CREATIVE PACKAGING LIMITED                               ENGLAND
                           GREENFIELD PHARMACEUTICALS LIMITED                       ENGLAND
                           ELI LILLY (BASINGSTOKE) LIMITED                          ENGLAND
                           ELI LILLY LEASING LIMITED                                ENGLAND
                           LILLY RESOURCES LIMITED                                  ENGLAND
                           ELI LILLY RESOURCES LIMITED                              ENGLAND
                           LILLY PROPERTY LIMITED                                   ENGLAND
                           ELI LILLY PROPERTY LIMITED                               ENGLAND
                           ELI LILLY AND COMPANY SPEKE OPERATIONS LLP               ENGLAND

                       ELI LILLY GROUP PENSION TRUSTEES LIMITED                     ENGLAND

                   LILLY PHARMA HOLDING GMBH                                        GERMANY
                       LILLY DEUTSCHLAND GMBH                                       GERMANY
                           LILLY PHARMA FERTIGUNG & DISTRIBUTION GMBH               GERMANY
                               LILLY PHARMA PRODUKTION GMBH & CO. KG                GERMANY

                       LILLY FORSCHUNG GMBH                                         GERMANY
                       ELI LILLY GES.M.B.H.                                         AUSTRIA
                       LILLY GMBH                                                   GERMANY

                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFILIATES

     THE FOLLOWING ARE THE SUBSIDIARIES AND AFFILIATED CORPORATIONS OF THE
                          COMPANY AT DECEMBER 31, 2003
     CERTAIN SUBSIDIARIES HAVE BEEN OMITTED SINCE THEY ARE NOT SIGNIFICANT
                               IN THE AGGREGATE.

                                                                                         STATE OR JURISDICTION
                                                                                             OF INCORPORATION
                                                                                             OR ORGANIZATION
                                                                                    -------------------------------
ELI LILLY AND COMPANY  (CONTINUED)
       ELI LILLY INTERNATIONAL CORPORATION  (CONTINUED)
           ELI LILLY HOLDINGS LTD  (CONTINUED)

                   ELI LILLY DANMARK A/S                                            DENMARK
                   OY ELI LILLY FINLAND AB                                          FINLAND
                   ELI LILLY NORGE A.S.                                             NORWAY
                   ELI LILLY & CO. (IRELAND) LIMITED                                IRELAND
                   ELI LILLY SWEDEN AB                                              SWEDEN

           LILLY TURKEY A.S.                                                        TURKEY
           LILLY HK FINANCE I, LLC                                                  HONG KONG
           LILLY HK FINANCE II, LLC                                                 HONG KONG
               ELI LILLY FUNDING PARTNERSHIP                                        HONG KONG
               ELI LILLY FUNDING PARTNERSHIP II                                     HONG KONG

       ELI LILLY ASIA, INC.                                                         DELAWARE

       ELI LILLY AUSTRALIA PTY. LIMITED                                             AUSTRALIA
           ELI LILLY AUSTRALIA CUSTODIAN PTY. LIMITED                               AUSTRALIA
           ELI LILLY AND COMPANY (N.Z.) LIMITED                                     NEW ZEALAND
                   ELI LILLY (NZ)STAFF BENEFITS CUSTODIAN LIMITED                   NEW ZEALAND
                   INTEGRATED DISEASE MANAGEMENT (NZ) LIMITED                       NEW ZEALAND

       E L MANAGEMENT INCORPORATED                                                  DELAWARE/NOVA SCOTIA

           ELI LILLY CANADA INC.                                                    CANADA
           ELI LILLY S.A.                                                           SWITZERLAND

                   ELI LILLY EXPORT S.A.                                            SWITZERLAND
                   GEMS SERVICES, S.A.                                              BELGIUM
                   ELANCO TRUSTEES LIMITED                                          IRELAND
                   KINSALE FINANCIAL SERVICES, LTD.                                 IRELAND
                   ELI LILLY (SUISSE) S.A.                                          SWITZERLAND
                   ELI LILLY VOSTOK SA, GENEVA                                      SWITZERLAND
                   OLDFIELDS FINANCIAL MANAGEMENT S.A.                              SWITZERLAND
                   ELI LILLY SUZHOU PHARMACEUTICAL COMPANY LIMITED                  CHINA
                   ELGO INSURANCE COMPANY LIMITED                                   BERMUDA
                   ELI LILLY NEDERLAND B.V.                                         NETHERLANDS
                       LILLY DEVELOPMENT CENTRE S.A.                                BELGIUM
                       LILLY SERVICES S.A.                                          BELGIUM
                       LILLY CLINICAL OPERATIONS S.A.                               BELGIUM
                       ELI LILLY CR S.R.O.                                          CZECH REPUB.
                       ELI LILLY SLOVAKIA S.R.O.                                    SLOVAKIA
                       ELI LILLY REGIONAL OPERATIONS GMBH                           AUSTRIA
                       ELI LILLY EGYPT                                              EGYPT
                           ELCO FOR TRADE AND MARKETING SAE                         EQYPT

                       PARXNER B.V.                                                 NETHERLANDS
                       DISTA ILAC TICARET LTD STI                                   TURKEY

                       ELCO PARTICIPATION, SARL                                     FRANCE
                           LILLY FRANCE S.A.S                                       FRANCE
                               ELSA FRANCE, S.A.                                    FRANCE
                               LICO SARL                                            FRANCE
                               ELI LILLY ITALIA S.P.A.                              ITALY
                               ELI LILLY BENELUX, S.A.                              BELGIUM
                               DISTA-PRODUTOS QUIMICOS & FARMACEUTICOS,LDA          PORTUGAL
                               LILLY-FARMA, PRODUTOS FARMACEUTICOS, LDA.            PORTUGAL
                               VITAL FARMA PRODUCTOS FARMACEUTICOS                  PORTUGAL

                       DISTA ITALIA S.R.L.                                          ITALY
                       PHARMASERVE - LILLY S.A.C.I.                                 GREECE
                       PHARMABRAND, S.A.C.I.                                        GREECE
                       PRAXICO LTD.                                                 HUNGARY
                       LILLY HUNGARIA KFT                                           HUNGARY
                       ELI LILLY (PHILIPPINES), INCORPORATED                        PHILIPPINES
                       ELI LILLY AND COMPANY (INDIA) PVT. LTD.                      INDIA
                       ELI LILLY ISRAEL LTD.                                        ISRAEL
                       ELI LILLY JAPAN K.K.                                         JAPAN

                       ELI LILLY ASIAN OPERATIONS, LIMITED                          HONG KONG, PRC
                       LILLY KOREA LTD.                                             KOREA
                       ELANCO ANIMAL HEALTH, KOREA, LTD.                            KOREA
                       ELI LILLY MALAYSIA SDN BHD.                                  MALAYSIA
                       ELI LILLY MAROC S.A.R.L.                                     MOROCCO

                  EXHIBIT 21-LIST OF SUBSIDIARIES AND AFFILIATES

      THE FOLLOWING ARE THE SUBSIDIARIES AND AFFILIATED CORPORATIONS OF THE
                          COMPANY AT DECEMBER 31, 2003
      CERTAIN SUBSIDIARIES HAVE BEEN OMITTED SINCE THEY ARE NOT SIGNIFICANT
                                IN THE AGGREGATE.

                                                                                          STATE OR JURISDICTION
                                                                                             OF INCORPORATION
                                                                                             OR ORGANIZATION
                                                                                    -------------------------------

ELI LILLY AND COMPANY  (CONTINUED)
    E L MANAGEMENT INCORPORATED  (CONTINUED)
      ELI LILLY S.A.  (CONTINUED)
          ELI LILLY NEDERLAND B.V.  (CONTINUED)

            TDM BV                                                                  NETHERLANDS
            ANDEAN TECHNICAL OPERATIONS CENTER                                      PERU
            LILLY PHARMA LTD.                                                       RUSSIA
            ELI LILLY PAKISTAN (PVT.) LTD.                                          PAKISTAN
            ELI LILLY POLSKA SP. Z.O.O. (LTD.)                                      POLAND
            VITALIA PHARMA SP. Z.O.O.                                               POLAND
            ELI LILLY SINGAPORE PTE. LTD.                                           SINGAPORE
            LILLY-NUS CENTRE FOR CLINICAL PHARMACOLOGY PTE. LTD.                    SINGAPORE
            ELI LILLY (S.A.) (PROPRIETARY) LIMITED                                  SOUTH AFRICA
            ELANCO-VALQUIMICA, S.A.                                                 SPAIN
              DISTA, S.A.                                                           SPAIN
              LILLY, S.A.                                                           SPAIN
              SPALY BIOQUIMICA, S.A.                                                SPAIN
              IRISFARMA S.A.                                                        SPAIN

            ELI LILLY NIGERIA LTD.                                                  NIGERIA
            ELI LILLY Y COMPANIA DE VENEZUELA, S.A.                                 VENEZUELA
            DISTA PRODUCTS & COMPANIA VENEZUELA S.A.                                VENEZUELA